                                                                 EXHIBIT 10.6(a)

                       AGREEMENT FOR WHOLESALE FINANCING

This Agreement for Wholesale Financing ("Agreement") is made as of __________, 1995 between Deutsche Financial Services Corporation ("DFS") and Travis Boating Center, Arlington, Inc. 1725 W. Division, Arlington, Texas, 76012, Travis Boats & Motors, Inc. 13045 Research, Austin, Texas 78750, Travis Snowden Marine, Inc., 2620 N. I-36, Carrollton, Texas, Falcon Marine Abilene, Inc., 1021 E. Hwy 80, Abilene, Texas, 79601, Falcon Marine, Inc. 1920 N. Loop 250 W., Midland, Texas, 79707, and Travis Boating Center Beaumont, Inc., 2949 College St., Beaumont, Texas, 77701 (individually and collectively referred to as "Dealer").

 1. EXTENSION OF CREDIT. Each Dealer is an affiliated company of each other. All Dealers do business between and among each other and with third parties as an integrated family of companies, and accordingly desire to have the availability of one common credit facility instead of separate credit facilities, and each Dealer has requested that DFS extend such a common credit facility. Each Dealer acknowledges that DFS will be lending against, and relying on a lien upon, the Collateral described in Section 3 of this Agreement even though the proceeds of any particular loan made hereunder may not be advanced directly to such Dealer, and that such Dealer will nevertheless benefit by the making of all such loans by DFS and the availability of a single credit facility of a size greater than each could independently warrant. Subject to the terms of this Agreement, DFS may extend credit to Dealer from time to time to purchase inventory from DFS approved vendors ("Vendors") and for other purposes. If DFS advances funds to Dealer following Dealer's execution of this Agreement, DFS will be deemed to have entered into this Agreement with Dealer, whether or not executed by DFS. DFS' decision to advance funds will not be binding until the funds are actually advanced. DFS may combine all of DFS' advances to any Dealer or on such Dealer's behalf, whether under this Agreement or any other agreement, and whether provided by one or more of DFS' branch offices, together with all finance charges, fees and expenses related thereto, to make one debt owed by such Dealer. DFS may, at any time and without notice to Dealer, elect not to finance any inventory sold by particular Vendors who are in default of their obligations to DFS, or with respect to which DFS reasonably feels insecure. This is an agreement regarding the extension of credit, and not the provision of goods or services.

2. FINANCING TERMS AND STATEMENTS OF TRANSACTION. Dealer and DFS agree that certain financial terms of any advance made by DFS under this Agreement, whether regarding finance charges, other fees, maturities, curtailments or other financial terms, are not set forth herein because such terms depend, in part, upon the availability of Vendor discounts, payment terms or other incentives, prevailing economic conditions, DFS' floorplanning volume with Dealer and with Dealer's Vendors, and other economic factors which may vary over time. Dealer and DFS further agree that it is therefore in their mutual best interest to set forth in this Agreement only the general terms of Dealer's financing arrangement with DFS. Upon agreeing to finance a particular item of inventory for Dealer, DFS will send Dealer a Statement of Transaction identifying such inventory and the applicable financial terms. Unless Dealer notifies DFS in writing of any objection within fifteen (15) days after a Statement of

     Transaction is mailed to Dealer: (a) the amount shown on such Statement of Transaction will be an account stated; (b) Dealer will have agreed to all rates, charges and other terms shown on such Statement of Transaction; (c) Dealer will have agreed that DFS is financing the items of inventory referenced in such Statement of Transaction at Dealer's request; and (d) such Statement of Transaction will be incorporated herein by reference, will be made a part hereof as if originally set forth herein, and will constitute an addendum hereto. If Dealer objects to the terms of any Statement of Transaction, Dealer agrees to pay DFS for such inventory in accordance with the most recent terms for similar inventory to which Dealer has not objected (or, if there are no prior terms, at the lesser of 16% per annum or at the maximum lawful contract rate of interest permitted under applicable law), but Dealer acknowledges that DFS may then elect to terminate Dealer's financing program pursuant to Section 18, and cease
                                                      ----------
     making additional advances to Dealer. However, such termination will not accelerate the maturities of advances previously made, unless Dealer shall otherwise be in default of this Agreement.

3. GRANT OF SECURITY INTEREST. To secure payment of all of Dealer's current and future debts to DFS, whether under this Agreement or any current or future guaranty or other agreement, Dealer grants to DFS a security interest in all of its: (a) inventory and equipment which is manufactured or sold by Outboard Marine Corporation or any of its affiliates and which bears any trademark or trade name of Johnson, whether now owned or hereafter acquired, and all attachments, accessories, accessions, returns, repossessions, exchanges, substitutions and replacements thereto and all proceeds thereof; and (b) all inventory and equipment, financed by DFS, whether now owned or hereafter acquired, and all attachments, accessories, accessions, returns, repossessions, exchanges, substitutions and replacements thereto, and all proceeds thereof. All of such assets are collectively referred to herein as the "Collateral." All of such terms for which meanings are provided in the Uniform Commercial Code of the applicable state are used herein with such meanings. All Collateral financed by DFS, and all proceeds thereof, will be held in trust by Dealer for DFS, with such proceeds being payable in accordance with Section 9.
                                                                  ---------

4. AFFIRMATIVE WARRANTIES AND REPRESENTATIONS. Dealer warrants and represents to DFS that: (a) Dealer has good title to all Collateral; (b) DFS' security interest in the Collateral financed by DFS is not now and will not become subordinate to the security interest, lien, encumbrance or claim of any person; (c) Dealer will execute all documents DFS requests to perfect and maintain DFS' security interest in the Collateral; (d) Upon a default pursuant to Section 13 herein, Dealer will deliver to DFS immediately upon each request, and DFS may retain, each Certificate of Title or Statement of Origin issued for Collateral financed by DFS; (e) Dealer will at all times be duly organized, existing, in good standing, qualified and licensed to do business in each state, county, or parish, in which the nature of its business or property so requires; (f) Dealer has the right and is duly authorized to enter into this Agreement; (g) Dealer's execution of this Agreement does not constitute a breach of any agreement to which Dealer is now or hereafter becomes bound; (h) there are and will be no actions or proceedings pending or threatened against Dealer which might result in any material adverse change in Dealer's financial or business condition or which might in any way adversely affect any of Dealer's assets;

     (i) Dealer will maintain the Collateral in good condition and repair; (j) Dealer has duly filed and will duly file all tax returns required by law;
     (k) Dealer has paid and will pay when due all taxes, levies, assessments and governmental charges of any nature; (1) Dealer will keep and maintain all of their books and records pertaining to the Collateral at their principal places of business designated in this Agreement; (m) Dealer will promptly supply DFS with such information concerning it or any guarantor as DFS hereafter may reasonably request; (n) all Collateral will be kept at Dealer's principal place of business listed above, and such other locations, if any, of which Dealer has notified DFS in writing or as listed on any current or future Exhibit "A" attached hereto which written notice(s) to DFS and Exhibit A(s) are incorporated herein by reference; (o) Dealer will give DFS thirty (30) days prior written notice of any change in Dealer's identity, name, form of business organization, ownership, management, principal place of business, Collateral locations or other business locations, and before moving any books and records to any other location; (p) Dealer will observe and perform all matters required by any lease, license, concession or franchise forming part of the Collateral in order to maintain all the rights of DFS thereunder; (q) Dealer will advise DFS of the commencement of any material legal proceeding against Dealer or any guarantor; and (r) Dealer will comply with all applicable laws and will conduct its business in a manner which preserves and protects the Collateral and the earnings and incomes thereof.

5. NEGATIVE COVENANTS. Dealer will not at any time (without DFS' prior written consent): (a) other than in the ordinary course of its business, sell, lease or otherwise dispose of or transfer any of its assets;
     (b)  rent, lease, consign, or use any Collateral financed by DFS; or
     (c)  merge or consolidate with another entity.

6. INSURANCE. Dealer will immediately notify DFS of any material loss, theft or damage to any Collateral. Dealer will keep the Collateral insured for its full insurable value under an "all risk" property insurance policy with a company acceptable to DFS, naming DFS as a lender loss-payee or mortgagee and containing standard lender's loss payable and termination provisions. Dealer will provide DFS with written evidence of such property insurance coverage and lender's loss-payee or mortgagee endorsement.

7. FINANCIAL STATEMENTS. Dealer will deliver to DFS: (a) within ninety (90) days after the end of each of Dealer's fiscal years, a reasonably detailed balance sheet as of the last day of such fiscal year and a reasonably detailed income statement covering Dealer's operations for such fiscal year, in a form satisfactory to DFS; (b) within forty-five (45) days after the end of each of Dealer's fiscal quarters, a reasonably detailed balance sheet as of the last day of such quarter and an income statement covering Dealer's operations for such quarter, in a form satisfactory to DFS; and
     (c) within ten (10) days after request therefor by DFS, any other report requested by DFS relating to the Collateral or the financial condition of Dealer. Dealer warrants and represents to DFS that all financial statements and information relating to Dealer or any guarantor which have been or may hereafter be delivered by Dealer or any guarantor are true and correct and have been and will be prepared in accordance with generally accepted accounting principles consistently applied and, with respect to such previously delivered statements or information, there has been no material adverse change in the financial or business condition of Dealer or any guarantor since the submission to DFS, either as of the date of delivery, or, if different, the date specified therein, and Dealer acknowledges DFS' reliance thereon.

8. REVIEWS. Dealer grants DFS an irrevocable license to enter Dealer's business locations during normal business hours without notice to Dealer to: (a) account for and inspect all Collateral; (b) verify Dealer's compliance with this Agreement; and (c) examine and copy Dealer's books and records related to the Collateral.

9. PAYMENT TERMS. Dealer will immediately pay DFS the principal indebtedness owed DFS on each item of Collateral financed by DFS (as shown on the Statement of Transaction identifying such Collateral) on the earliest occurrence of any of the following events: (a) when such Collateral is lost, stolen or damaged; (b) for Collateral financed under Pay-As-Sold ("PAS") terms (as shown on the Statement of Transaction identifying such Collateral), when such Collateral is sold, transferred, rented, leased, otherwise disposed of or matured; (c) in strict accordance with any curtailment schedule for such Collateral (as shown on the Statement of Transaction identifying such Collateral); (d) for Collateral financed under Scheduled Payment Program ("SPP") terms (as shown on the Statement of Transaction identifying such Collateral), in strict accordan ce with the installment payment schedule; and (e) when otherwise required under the terms of any financing program agreed to in writing by the parties. Regardless of the SPP terms pertaining to any Collateral financed by DFS, if DFS determines that the current outstanding debt which Dealer owes to DFS exceeds the aggregate wholesale invoice price of such Collateral in Dealer's possession, Dealer will immediately upon demand pay DFS the difference between such outstanding debt and the aggregate wholesale invoice price of such Collateral. If Dealer from time to time is required to make immediate payment to DFS of any past due obligation discovered during any Collateral audit, or at any other time, Dealer agrees that acceptance of such payment by DFS shall not be construed to have waived or amended the terms of its financing program. The proceeds of any Collateral received by Dealer will be held by Dealer in trust for DFS' benefit, for application as provided in this Agreement. Dealer will send all payments to DFS' branch office(s) responsible for Dealer's account. DFS may apply: (i) payments to reduce finance charges first and then principal, regardless of Dealer's instructions; and (ii) principal payments to the oldest (earliest) invoice for Collateral financed by DFS, but, in any event, all principal payments will first be applied to such Collateral which is sold, lost, stolen, damaged, rented, leased, or otherwise disposed of or unaccounted for. Any third party discount, rebate, bonus or credit granted to Dealer for any Collateral will not reduce the debt Dealer owes DFS until DFS has received payment therefor in cash. Dealer will: (1) pay DFS even if any Collateral is defective or fails to conform to any warranties extended by any third party; (2) not assert against DFS any claim or defense Dealer has against any third party; and (3) Provided that Dealer has sold the Collateral, indemnify and hold DFS harmless against all claims and defenses asserted by any buyer of the Collateral relating to the condition of, or any representations regarding, any of the Collateral. Dealer waives all rights of offset and counterclaims Dealer may have against DFS.

10. CALCULATION OF CHARGES. Dealer will pay finance charges to DFS on the outstanding principal debt which Dealer owes DFS for each item of Collateral financed by DFS at the rate(s) shown on the Statement of Transaction identifying su6h Collateral, unless Dealer objects thereto as provided in Section 2. The finance charges attributable to the rate shown
                 ---------
     on the Statement of Transaction will: (a) be computed based on a 360 day year; (b) be calculated by multiplying the Daily Charge (as defined below) by the actual number of days in the applicable billing period; and (c) accrue from the invoice date of the Collateral identified on such Statement of Transaction until DFS receives full payment in good funds of the principal debt Dealer owes DFS for each item of such Collateral in accordance with DFS' payment recognition policy and DFS applies such payment to Dealer's principal debt in accordance with the terms of this Agreement. The "Daily Charge" is the product of the Daily Rate (as defined below) multiplied by the Average Daily Balance (as defined below). The "Daily Rate" is the quotient of the annual rate shown on the Statement of Transaction divided by 360, or the monthly rate shown on the Statement of Transaction divided by 30. The "Average Daily Balance" is the quotient of
     (i) the sum of the outstanding principal debt owed DFS on each day of a billing period for each item of Collateral identified on a Statement of Transaction, divided by (ii) the actual number of days in such billing period. Dealer will also pay DFS $100 for each check returned unpaid for insufficient funds (an "NSF check") (such $100 payment repays DFS' estimated administrative costs; it does not waive the default caused by the NSF check). The annual percentage rate of the finance charges relating to any item of Collateral financed by DFS will be calculated from the invoice, date of such Collateral, regardless of any period during which any finance charge subsidy shall be paid or payable by any third party. Dealer acknowledges that DFS intends to strictly conform to the applicable usury laws governing this Agreement. Regardless of any provision contained herein or in any other document executed or delivered in connection herewith or therewith, DFS shall never be deemed to have contracted for, charged or be entitled to receive, collect or apply as interest on this Agreement (whether termed interest herein or deemed to be interest by judicial determination or operation of law), any amount in excess of the maximum amount allowed by applicable law, and, if DFS ever receives, collects or applies as interest any such excess, such amount which would be excessive interest will be applied first to the reduction of the unpaid principal balances of advances under this Agreement, and, second, any remaining excess will be paid to Dealer. In determining whether or not the interest paid or payable under any specific contingency exceeds the highest lawful rate, Dealer and DFS shall, to the maximum extent permitted under applicable law: (A) characterize any non-principal payment (other than payments which are expressly designated as interest payments hereunder) as an expense or fee rather than as interest; (B) exclude voluntary pre-payments and the effect thereof; and (C) spread the total amount of interest throughout the entire term of this Agreement so that the interest rate is uniform throughout such term.

11. BILLING STATEMENT. DFS will send Dealer a monthly billing statement identifying all charges due on Dealer's account with DFS. The charges specified on each billing statement will be: (a) due and payable in full immediately on receipt; and (b) an account stated, unless DFS receives Dealer's written objection thereto within 15 days after it is mailed to Dealer. If DFS does not receive, by the 25th day of any given month, payment of all charges accrued to Dealer's account with DFS during the immediately preceding month, Dealer will (to the extent allowed by law) pay DFS a late fee ("Late Fee") equal to the greater of $5 or 5% of the amount of such finance charges (payment of the Late Fee does not waive the default caused by the late payment). DFS may adjust the billing statement at any time to conform to applicable law and this Agreement.

12. JOINT AND SEVERAL LIABILITY. Each Dealer will be jointly and severally liable with each other Dealer for the liabilities and obligations of each other Dealer hereunder, each Dealer will be obligated and responsible for the performance of each other Dealer under this Agreement, and a default by any Dealer will be a default by each other Dealer. Each Dealer waives: (a) any right of contribution from any other Dealer until all of the liabilities and obligations of Dealers pursuant to this Agreement have been paid in full; (b) any right to require DFS to institute any action or suit or to exhaust DFS' rights and remedies against any Collateral or any Dealer before proceeding against such Dealer; and, (c) any obligation of DFS to marshal any assets in favor of any Dealer. Each Dealer consents that DFS may, without in any manner affecting such Dealer's joint and several liability for any liabilities and obligations to DFS: (i) extend in whole or in part (by renewal or otherwise), modify, accelerate, change or release any obligation of any other Dealer; (ii) sell, release, surrender, modify, impair, exchange, substitute or,extend the duration or the time for the performance or payment of any and all Collateral or other property, of any nature and from whomsoever received, held by DFS as security for the payment or performance of any liabilities and obligations to DFS of any Dealer; and (iii) settle, adjust or compromise any of DFS' claims against such Dealer.

13. DEFAULT. Dealer will be in default under this Agreement if: (a) Dealer breaches any terms, warranties or representations contained herein, in any Statement of Transaction to which Dealer has not objected as provided in
     Section 2, or in any other agreement between DFS and Dealer; (b) any
     ---------
     guarantor of Dealer's debts to DFS breaches any terms, warranties or representations contained in any guaranty or other agreement between the guarantor and DFS; (c) any representation, statement, report or certificate made or delivered by Dealer or any guarantor to DFS is not accurate when made; (d) Dealer fails to pay any portion of Dealer's debts to DFS when due and payable hereunder or under any other agreement between DFS and Dealer;
     (e) Dealer abandons any Collateral; (f) Dealer or any guarantor is or becomes in default in the payment of any debt owed to any third party; (g) a money judgment issues against Dealer or any guarantor; (h) an attachment, sale or seizure issues or is executed against any assets of Dealer or of any guarantor; provided that such judgement, attachment, sale or seizure is in excess of $100,000.00; (i) the undersigned dies while Dealer's business is operated as a sole proprietorship, any general partner dies while Dealer's business is operated as a general or limited partnership, or any member dies while Dealer's business is operated as a limited liability company, as applicable; (j) any guarantor dies; (k) Dealer or any guarantor shall cease existence as a corporation, partnership, limited liability company or trust, as applicable; (1) Dealer or any guarantor ceases or suspends business; (m) Dealer, any guarantor or any member while Dealer's business is operated as a limited liability company, as applicable, makes a general assignment for the benefit of creditors; (n) Dealer, any guarantor or any member while Dealer's business is operated as a limited liability company, as applicable, becomes insolvent or voluntarily or involuntarily becomes subject to the Federal Bankruptcy Code, any state insolvency law or any similar law; (o) any receiver is appointed for any assets of Dealer, any guarantor or any member while Dealer's business is operated as a limited liability company, as applicable; (p) any guaranty of Dealer's debts to DFS is terminated; (q) Dealer or any guarantor misrepresents Dealer's or such guarantor's financial condition or organizational structure; or (r) DFS determines in good faith that it is insecure with respect to any of the Collateral or the payment of any part of Dealer's obligation to DFS.

14. RIGHTS OF DFS UPON DEFAULT. In the event of a default which Dealer has failed to cure in full within five (5) days from the date of receipt of notice of such default from DFS:
     (a) DFS may, at any time at DFS' election, do any one or more of the following: declare all or any part of the debt Dealer owes DFS immediately due and payable, together with all costs and expenses of DFS' collection activity, including, without limitation, all reasonable attorneys' fees; exercise any or all rights under applicable law (including, without limitation, the right to possess, transfer and dispose of the Collateral); and/or cease extending any additional credit to Dealer (DFS' right to cease extending credit shall not be construed to limit the discretionary nature of this credit facility).
     (b) Dealer will segregate and keep the Collateral in trust for DFS, and in good order and repair, and will not sell, rent, lease, consign, otherwise dispose of or use any Collateral, nor further encumber any Collateral.
     (c) Upon DFS' oral or written demand, Dealer will immediately deliver the Collateral to DFS, in good order and repair, at a reasonable place specified by DFS, together with all related documents; or DFS may, in DFS' sole discretion and without notice or demand to Dealer, take immediate possession of the Collateral together with all related documents.
     (d) DFS may, without notice, apply a default finance charge to Dealer's outstanding principal indebtedness equal to the default rate specified in Dealer's financing program with DFS, if any, or if there is none so specified, at the lesser of 3% per annum above the rate in effect immediately prior to the default, or the highest lawful contract rate of interest permitted under applicable law.

          All of DFS' rights and remedies are cumulative. DFS' failure to exercise any of DFS' rights or remedies hereunder will not waive any of DFS' rights or remedies as to any past, current or future default.

15. SALE OF COLLATERAL. Dealer agrees that if DFS conducts a private sale of any Collateral by requesting bids from 10 or more dealers or distributors in that type of Collateral, any sale by DFS of such Collateral in bulk or in parcels within 120 days of: (a) DFS' taking possession and control of such Collateral; or (b) when DFS is otherwise authorized to sell such Collateral; whichever occurs last, to the bidder submitting the highest cash bid therefor, is a commercially reasonable sale of such Collateral under the Uniform Commercial Code; provided that the Collateral is sold "as is-where is". Dealer agrees that the purchase of any Collateral by a Vendor, as provided in any agreement between DFS and the Vendor, is a commercially reasonable disposition and private sale of such Collateral under the Uniform Commercial Code, and no request for bids shall be required. Dealer further agrees that 7 or more days prior written notice will be commercially reasonable notice of any public or private sale (including any sale to a Vendor). Dealer irrevocably waives any requirement that DFS retain possession and not dispose of any Collateral until after an arbitration hearing, arbitration award, confirmation, trial or final judgment. If DFS disposes of any such Collateral other than as herein contemplated, the commercial reasonableness of such disposition will be determined in accordance with the laws of the state governing this Agreement.

16. POWER OF ATTORNEY. Dealer grants DFS an irrevocable power of attorney to: execute or endorse on Dealer's behalf any checks, financing statements, instruments, Certificates of Title and Statements of Origin pertaining to the Collateral; supply any omitted information and correct errors in any documents between DFS and Dealer; initiate and settle any insurance claim pertaining to the Collateral; and do anything to preserve and protect the Collateral and DFS' rights and interest therein.

17. INFORMATION. DFS may provide to any third party any credit, financial or other information on Dealer that DFS may from time to time possess. DFS may obtain from any Vendor any credit, financial or other information regarding Dealer that such Vendor may from time to time possess.

18. TERMINATION. Any party may terminate this Agreement as it applies to such party at any time by written notice received by the other party. if DFS terminates this Agreement, Dealer agrees that if Dealer: (a) is not in default hereunder, 30 days prior notice of termination is reasonable and sufficient (although this provision shall not be construed to mean that shorter periods may not, in particular circumstances, also be reasonable and sufficient); or (b) is in default hereunder, no prior notice of termination is required. Dealer will not be relieved from any obligation to DFS arising out of DFS' advances or commitments made before the effective termination date of this Agreement. DFS will retain all of its rights, interests and remedies hereunder until Dealer has paid all of Dealer's debts to DFS. All waivers set forth within this Agreement will survive any termination of this Agreement.

19. BINDING EFFECT. Dealer cannot assign its interest in this Agreement without DFS' prior written consent, although DFS may assign or participate DFS' interest, in whole or in part, without Dealer's consent. This Agreement will protect and bind DFS' and Dealer's respective heirs, representatives, successors and assigns.

20. NOTICES. Except as otherwise stated herein, all notices, arbitration claims, responses, requests and documents will be sufficiently given or served if mailed or delivered: (a) to Dealer at Dealer's principal place of business specified above; and (b) to DFS at 655 Maryville Centre Drive, St. Louis, Missouri 63141-5832, Attention: General Counsel, or such other address as the parties may hereafter specify in writing.

21. NO ORAL AGREEMENTS. ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBTS ARE NOT ENFORCEABLE. TO PROTECT DEALER AND DFS FROM MISUNDERSTANDING OR DISAPPOINTMENT, ALL AGREEMENTS COVERING SUCH MATTERS ARE CONTAINED IN THIS WRITING, WHICH IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN THE PARTIES, EXCEPT AS SPECIFICALLY PROVIDED HEREIN OR AS THE PARTIES MAY LATER AGREE IN WRITING TO MODIFY IT. THERE ARE NO UNWRITTEN AGREEMENTS BETWEEN,THE PARTIES.

22. OTHER WAIVERS. Dealer irrevocably waives notice of: DFS' acceptance of this Agreement, presentment, demand, protest, nonpayment, nonperformance, and dishonor. Dealer and DFS irrevocably waive all rights to claim any punitive and/or exemplary damages.

23. SEVERABILITY. If any provision of this Agreement or its application is invalid or unenforceable, the remainder of this agreement will not be impaired or affected and will remain binding and enforceable.

24. SUPPLEMENT. If Dealer and DFS have heretofore executed other agreements in connection with all or any part of the Collateral, this Agreement shall supplement each and every other agreement previously executed by and between Dealer and DFS, and in that event this Agreement shall neither be deemed a novation nor a termination of such previously executed agreement nor shall execution of this Agreement be deemed a satisfaction of any obligation secured by such previously executed agreement.

25. RECEIPT OF AGREEMENT. Dealer acknowledges that it has received a true and complete copy of this Agreement. Dealer acknowledges that it has read and understood this Agreement. Notwithstanding anything herein to the contrary:
     (a) DFS may rely on any facsimile copy, electronic data transmission or electronic data storage of this Agreement, any Statement of Transaction, billing statement, invoice from a Vendor, financial statements or other reports, and (b) such facsimile copy, electronic data transmission or electronic data storage will be deemed an original, and the best evidence thereof for all purposes, including, without limitation, under this Agreement or any other agreement between DFS and Dealer, and for all evidentiary purposes before any arbitrator, court or other adjudicatory authority.

26. SOLVENCY. The fair salable value of each of Dealer's assets realizable within a reasonable time exceeds the total amount of liabilities (including contingent, subordinated, unmatured and unliquidated liabilities, in each case valued at the probable liability of such Dealer with respect thereto) of such Dealer, and, therefore, such Dealer is not "insolvent". The present fair salable value of the assets of such Dealer is not less than the amount that will be required to pay its probable liabilities as they become absolute and matured; such Dealer will be able to realize upon its assets and will have sufficient cash flow from operations to enable it to pay its debts, other liabilities, contingent obligations and other commitments as they mature in the ordinary course of business; such Dealer does not have unreasonably small capital with which to engage in its anticipated businesses; and such Dealer has not incurred any obligation under this Agreement or any other agreement with

     DFS or made any conveyance pursuant to or in connection with any thereof, with actual intent to hinder, delay or defraud either present or future creditors of such Dealer. In the case of each Dealer, such Dealer has assumed for purposes of this representation the enforceability and the collectibility of its subrogation and contribution rights against each of the other Dealers upon full payment of the liabilities and obligations owed to DFS pursuant to this Agreement.

27. MISCELLANEOUS. Time is of the essence regarding Dealer's performance of its obligations to DFS notwithstanding any course of dealing or custom on DFS' part to grant extensions of time. Dealer's liability under this Agreement is direct and unconditional and will not be affected by the release or nonperfection of any security interest granted hereunder. DFS will have the right to refrain from or postpone enforcement of this Agreement or any other agreements between DFS and Dealer without prejudice and the failure to strictly enforce these agreements will not be construed as having created a course of dealing between DFS and Dealer contrary to the specific terms of the agreements or as having modified, released or waived the same. The express terms of this Agreement will not be modified by any course of dealing, usage of trade, or custom of trade which may deviate from the terms hereof. If Dealer fails to pay any taxes, fees or other obligations which may impair DFS' interest in the Collateral, or fails to keep the Collateral insured, DFS may, but shall not be required to, pay such taxes, fees or obligations and pay the cost to insure the Collateral, and the amounts paid will be: (a) an additional debt owed by Dealer to DFS, which shall be subject to finance charges as provided herein; and (b) due and payable immediatedly in full. Dealer agrees to pay all of DFS' reasonable attorneys' fees and expenses incurred by DFS in enforcing DFS' rights hereunder. The Section titles used in this Agreement are for convenience only and do not define or limit the contents of any Section.

28.  BINDING ARBITRATION.

     28.1 ARBITRABLE CLAIMS. Except as otherwise specified below, all actions, disputes, claims and controversies under common law, statutory law or in equity of any type or nature whatsoever (including, without limitation, all torts, whether regarding negligence, breach of fiduciary duty, restraint of trade, fraud, conversion, duress, interference, wrongful replevin, wrongful sequestration, fraud in the inducement, usury or any other tort, all contract actions, whether regarding express or implied terms, such as implied covenants of good faith, fair dealing, and the commercial reasonableness of any Collateral disposition, or any other contract claim, all claims of deceptive trade practices or lender liability, and all claims questioning the reasonableness or lawfulness of any act), whether arising before or after the date of this Agreement, and whether directly or indirectly relating to: (a) this Agreement and/or any amendments and addenda hereto, or the breach, invalidity or termination hereof; (b) any previous or subsequent agreement between DFS and Dealer; (c) any act committed by DFS or by any parent company, subsidiary or affiliated company of DFS (the "DFS Companies"), or by any employee, agent, officer or director of a DFS Company whether or not arising within the scope and course of employment or other contractual representation of the DFS Companies provided that such act arises under a relationship, transaction or dealing between DFS and Dealer;

           and/or (d) any other relationship, transaction or dealing between DFS and Dealer (collectively the "Disputes"), will be subject to and resolved by binding arbitration.

     28.2 ADMINISTRATIVE BODY. All arbitration hereunder will be conducted by the American Arbitration Association ("AAA"). If the AAA is dissolved, disbanded or becomes subject to any state or federal bankruptcy or insolvency proceeding, the parties will remain subject to binding arbitration which will be conducted by a mutually agreeable arbitral forum. The parties agree that all arbitrator(s) selected will be attorneys with at least five (5) years secured transactions experience. The arbitrator(s) will decide if any inconsistency exists between the rules of any applicable arbitral forum and the arbitration provisions contained herein. If such inconsistency exists, the arbitration provisions contained herein will control and supersede such rules. The site of all arbitration proceedings will be in the Division of the Federal Judicial District in which AAA maintains a regional office that is closest to Dealer.

     28.3 DISCOVERY. Discovery permitted in any arbitration proceeding commenced hereunder is limited as follows. No later than thirty (30) days after the filing of a claim for arbitration, the parties will exchange detailed statements setting forth the facts supporting the claim(s) and all defenses to be raised during the arbitration, and a list of all exhibits and witnesses. No later than twenty-one (21) days prior to the arbitration hearing, the parties will exchange a final list of all exhibits and all witnesses, including any designation of any expert witness(es) together with a summary of their testimony; a copy of all documents and a detailed description of any property to be introduced at the hearing. Under no circumstances will the use of interrogatories, requests for admission, requests for the production of documents or the taking of depositions be permitted. However, in the event of the designation of any expert witness(es), the following will occur: (a) all information and documents relied upon by the expert witness(es) will be delivered to the opposing party, (b) the opposing party will be permitted to depose the expert witness(es), (c) the opposing party will be permitted to designate rebuttal expert witness(es), and (d) the arbitration hearing will be continued to the earliest possible date that enables the foregoing limited discovery to be accomplished.

     28.4 EXEMPLARY OR PUNITIVE DAMAGES. The Arbitrator(s) will not have the authority to award exemplary or punitive damages.

     28.5 CONFIDENTIALITY OF AWARDS. All arbitration proceedings, including testimony or evidence at hearings, will be kept confidential, although any award or order rendered by the arbitrator(s) pursuant to the terms of this Agreement may be entered as a judgment or order in any state or federal court and may be confirmed within the federal judicial district which includes the residence of the party against whom such award or order was entered. This Agreement concerns transactions involving commerce among the several states. The Federal Arbitration Act, Title 9 U.S.C. Sections 1 et seq., as amended ("FAA") will govern all arbitration(s) and confirmation proceedings hereunder.

     28.6 PREJUDGMENT AND PROVISIONAL REMEDIES. Nothing herein will be construed to prevent DFS' or Dealer's use of bankruptcy, receivership, injunction, repossession, replevin, claim and delivery, sequestration, seizure, attachment, foreclosure, dation and/or any other prejudgment or provisional action or remedy relating to any Collateral for any current or future debt owed by either party to the other. Any such action or remedy will not waive DFS' or Dealer's right to compel arbitration of any Dispute.

     28.7 ATTORNEYS' FEES. If either Dealer or DFS brings any other action for judicial relief with respect to any Dispute (other than those set forth in Section 26.6), the party bringing such action will be liable
                    ------------
           for and immediately pay all of the other party's costs and expenses (including attorneys' fees) incurred to stay or dismiss such action and remove or refer such Dispute to arbitration. If either Dealer or DFS brings or appeals an action to vacate or modify an arbitration award and such party does not prevail, such party will pay all costs and expenses, including attorneys' fees, incurred by the other party in defending such action. Additionally, if Dealer sues DFS or institutes any arbitration claim or counterclaim against DFS in which DFS is the prevailing party, Dealer will pay all costs and expenses (including attorneys' fees) incurred by DFS in the course of defending such action or proceeding.

     28.8  LIMITATIONS.  Any arbitration proceeding must be instituted:

           (a) with respect to any Dispute for the collection of any debt owed by either party to the other, within two (2) years after the date the last payment was received by the instituting party; and

           (b) with respect to any other Dispute, within two (2) years after the date the incident giving rise thereto occurred, whether or not any damage was sustained or capable of ascertainment or either party knew of such incident. Failure to institute an arbitration proceeding within such period will constitute an absolute bar and waiver to the institution of any proceeding, whether arbitration or a court proceeding, with respect to such Dispute.

     28.9 SURVIVAL AFTER TERMINATION. The agreement to arbitrate will survive the termination of this Agreement.

29. INVALIDITY/UNENFORCEABILITY OF BINDING ARBITRATION. IF THIS AGREEMENT IS FOUND TO BE NOT SUBJECT TO ARBITRATION, ANY LEGAL PROCEEDING WITH RESPECT TO ANY DISPUTE WILL BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE WITHOUT A JURY. DEALER AND DFS WAIVE ANY RIGHT TO A JURY TRIAL IN ANY SUCH PROCEEDING.


30. GOVERNING LAW. Dealer acknowledges and agrees that this and all other agreements between Dealer and DFS have been substantially negotiated, and will be substantially performed, in the state of MICHIGAN. Accordingly,
                                                      --------
     Dealer agrees that all Disputes will be governed by, and construed in accordance with, the laws of such state, except to the extent inconsistent with the provisions of the FAA which shall control and govern all arbitration proceedings hereunder.

     IN WITNESS WHEREOF, Dealer and DFS have executed this Agreement as of the date first set forth hereinabove.

THIS CONTRACT CONTAINS BINDING ARBITRATION, JURY WAIVER AND PUNITIVE DAMAGE WAIVER PROVISIONS.

                                          TRAVIS BOATING CENTER ARLINGTON, INC.
DEUTGCHE-FINANCIAL SERVICES CORPORATION

By: [SINNATURE ILLEGIBLE]                 By: /s/ Mark Walton
   ------------------------------------      ----------------------------------
Print Name: [SINNATURE ILLEGIBLE]         Print Name:  Mark Walton
           ----------------------------              --------------------------
Title: Regional Branch Manager            Title:       President
      ---------------------------------         -------------------------------


                                          ATTEST:

                                          /s/ Michael B. Perrine
                                          -------------------------------------
                                                (Assistant) Secretary

                                          Print Name: Michael B. Perrine
                                                     --------------------------


FALCON MARINE ABILENE, INC.               TRAVIS SNOWDEN MARINE, INC.

By: /s/ Mark Walton                       By: /s/ Mark Walton
   ----------------------------------        ----------------------------------
Print Name:  Mark Walton                  Print Name:  Mark Walton
           --------------------------                --------------------------
Title:       President                    Title:       President
      -------------------------------           -------------------------------


ATTEST:                                   ATTEST:

/s/ Michael B. Perrine                    /s/ Michael B. Perrine
- -------------------------------------     -------------------------------------
      (Assistant) Secretary                      (Assistant) Secretary

Print Name: Michael B. Perrine            Print Name: Michael B. Perrine
           --------------------------                --------------------------


TRAVIS BOATING CENTER BEAUMONT, INC.      TRAVIS BOATING CENTER, ARLINGTON, INC.

By: /s/ Mark Walton                       By: /s/ Mark Walton
   ----------------------------------        ----------------------------------
Print Name:  Mark Walton                  Print Name:  Mark Walton
           --------------------------                --------------------------
Title:       President                    Title:       President
      -------------------------------           -------------------------------


ATTEST:                                   ATTEST:

/s/ Michael B. Perrine                    /s/ Michael B. Perrine
- -------------------------------------     -------------------------------------
      (Assistant Secretary)                     (Assistant) Secretary

Print Name: Michael B. Perrine            Print Name: Michael B. Perrine
           --------------------------                --------------------------


FALCON MARINE, INC.                       TRAVIS BOATS & MOTORS, INC.

By: /s/ Mark Walton                       By: /s/ Mark Walton
   ----------------------------------        ----------------------------------
Print Name:  Mark Walton                  Print Name:  Mark Walton
           --------------------------                --------------------------
Title:       President                    Title:       President
      -------------------------------           -------------------------------



ATTEST:                                   ATTEST:

/s/ Michael B. Perrine                    /s/ Michael B. Perrine
- -------------------------------------     -------------------------------------
      (Assistant Secretary)                     (Assistant/Secretary)

Print Name: Michael B. Perrine            Print Name: Michael B. Perrine
           --------------------------                --------------------------

                     SECRETARY'S CERTIFICATE OF RESOLUTION

     I certify that I am the Secretary or Assistant Secretary of the corporation named below, and that the following completely and accurately sets forth certain resolutions of the Board of Directors of the corporation adopted at a special meeting thereof held on due notice (and with shareholder approval, if required by law), at which meeting there was present a quorum authorized to transact the business described below, and that the proceedings of the meeting were in accordance with the certificate of incorporation, charter and by-laws of the corporation, and that they have not been revoked, annulled or amended in any manner whatsoever.

     Upon motion duly made and seconded, the following resolution was unanimously adopted after full discussion:

     "RESOLVED, That the several officers, directors, and agents of this corporation, or any one or more of them, are hereby authorized and empowered on behalf of this corporation: to obtain financing from Deutsche Financial Services Corporation ("DFS"), in such amounts and on such terms as such officers, directors or agents deem proper; to enter into financing, security, pledge and other agreements with DFS relating to the terms upon which such financing may be obtained and security and/or other credit support is to be furnished by this corporation therefor; from time to time to supplement or amend any such agreements; and from time to time to pledge, assign, mortgage, grant security interests, and otherwise transfer, to DFS as collateral security for any obligations of this corporation to DFS, whenever and however arising, any assets of this corporation, whether now owned or hereafter acquired; the Board of Directors hereby ratifying, approving and confirming all that any of said officers, directors or agents have done or may do with respect to the foregoing."

     IN WITNESS WHEREOF, I have executed and affixed the seal of the corporation on the date stated below.


Dated: Aug  17          1995              /s/ Michael B. Perrine
      ----------------,                   -------------------------------------
                                                 (Assistant) Secretary


                                          FALCON MARINE ABILENE, INC.
                                          -------------------------------------
                                                    Corporate Name



(NO SEAL)

                     SECRETARY'S CERTIFICATE OF RESOLUTION

     I certify that I am the Secretary or Assistant Secretary of the corporation named below, and that the following completely and accurately sets forth certain resolutions of the Board of Directors of the corporation adopted at a special meeting thereof held on due notice (and with shareholder approval, if required by law), at which meeting there was present a quorum authorized to transact the business described below, and that the proceedings of the meeting were in accordance with the certificate of incorporation, charter and by-laws of the corporation, and that they have not been revoked, annulled or amended in any manner whatsoever.

     Upon motion duly made and seconded, the following resolution was unanimously adopted after full discussion:

     "RESOLVED, That the several officers, directors, and agents of this corporation, or any one or more of them, are hereby authorized and empowered on behalf of this corporation: to obtain financing from Deutsche Financial Services Corporation ("DFS"), in such amounts and on such terms as such officers, directors or agents deem proper; to enter into financing, security, pledge and other agreements with DFS relating to the terms upon which such financing may be obtained and security and/or other credit support is to be furnished by this corporation therefor; from time to time to supplement or amend any such agreements; and from time to time to pledge, assign, mortgage, grant security interests, and otherwise transfer, to DFS as collateral security for any obligations of this corporation to DFS, whenever and however arising, any assets of this corporation, whether now owned or hereafter acquired; the Board of Directors hereby ratifying, approving and confirming all that any of said officers, directors or agents have done or may do with respect to the foregoing."

     IN WITNESS WHEREOF, I have executed and affixed the seal of the corporation on the date stated below.


Dated: Aug  17          1995                     /s/ Michael B. Perrine
      ----------------,                   -------------------------------------
                                                 (Assistant) Secretary


                                          Travis Boating Center Beaumont, Inc.
                                          -------------------------------------
                                                      Corporate Name



(NO SEAL)

                     SECRETARY'S CERTIFICATE OF RESOLUTION

     I certify that I am the Secretary or Assistant Secretary of the corporation named below, and that the following completely and accurately sets forth certain resolutions of the Board of Directors of the corporation adopted at a special meeting thereof held on due notice (and with shareholder approval, if required by law), at which meeting there was present a quorum authorized to transact the business described below, and that the proceedings of the meeting were in accordance with the certificate of incorporation, charter and by-laws of the corporation, and that they have not been revoked, annulled or amended in any manner whatsoever.

     Upon motion duly made and seconded, the following resolution was unanimously adopted after full discussion:

     "RESOLVED, That the several officers, directors, and agents of this corporation, or any one or more of them, are hereby authorized and empowered on behalf of this corporation: to obtain financing from Deutsche Financial Services Corporation ("DFS"), in such amounts and on such terms as such officers, directors or agents deem proper; to enter into financing, security, pledge and other agreements with DFS relating to the terms upon which such financing may be obtained and security and/or other credit support is to be furnished by this corporation therefor; from time to time to supplement or amend any such agreements; and from time to time to pledge, assign, mortgage, grant security interests, and otherwise transfer, to DFS as collateral security for any obligations of this corporation to DFS, whenever and however arising, any assets of this corporation, whether now owned or hereafter acquired; the Board of Directors hereby ratifying, approving and confirming all that any of said officers, directors or agents have done or may do with respect to the foregoing."

     IN WITNESS WHEREOF, I have executed and affixed the seal of the corporation on the date stated below.


Dated:    Aug  17       1995                     /s/ Michael B. Perrine
      ----------------,                     -----------------------------------
                                                 (Assistant) Secretary


                                                    Falcon Marine, Inc.
                                            -----------------------------------
                                                      Corporate Name



(NO SEAL)

                     SECRETARY'S CERTIFICATE OF RESOLUTION

     I certify that I am the Secretary or Assistant Secretary of the corporation named below, and that the following completely and accurately sets forth certain resolutions of the Board of Directors of the corporation adopted at a special meeting thereof held on due notice (and with shareholder approval, if required by law), at which meeting there was present a quorum authorized to transact the business described below, and that the proceedings of the meeting were in accordance with the certificate of incorporation, charter and by-laws of the corporation, and that they have not been revoked, annulled or amended in any manner whatsoever.

     Upon motion duly made and seconded, the following resolution was unanimously adopted after full discussion:

     "RESOLVED, That the several officers, directors, and agents of this corporation, or any one or more of them, are hereby authorized and empowered on behalf of this corporation: to obtain financing from Deutsche Financial Services Corporation ("DFS"), in such amounts and on such terms as such officers, directors or agents deem proper; to enter into financing, security, pledge and other agreements with DFS relating to the terms upon which such financing may be obtained and security and/or other credit support is to be furnished by this corporation therefor; from time to time to supplement or amend any such agreements; and from time to time to pledge, assign, mortgage, grant security interests, and otherwise transfer, to DFS as collateral security for any obligations of this corporation to DFS, whenever and however arising, any assets of this corporation, whether now owned or hereafter acquired; the Board of Directors hereby ratifying, approving and confirming all that any of said officers, directors or agents have done or may do with respect to the foregoing."

     IN WITNESS WHEREOF, I have executed and affixed the seal of the corporation on the date stated below.


Dated:    Aug  17       1995                     /s/ Michael B. Perrine
      ----------------,                   -------------------------------------
                                                 (Assistant) Secretary


                                          Travis Boating Center Arlington, Inc.
                                          -------------------------------------
                                                      Corporate Name


(NO SEAL)

                     SECRETARY'S CERTIFICATE OF RESOLUTION

     I certify that I am the Secretary or Assistant Secretary of the corporation named below, and that the following completely and accurately sets forth certain resolutions of the Board of Directors of the corporation adopted at a special meeting thereof held on due notice (and with shareholder approval, if required by law), at which meeting there was present a quorum authorized to transact the business described below, and that the proceedings of the meeting were in accordance with the certificate of incorporation, charter and by-laws of the corporation, and that they have not been revoked, annulled or amended in any manner whatsoever.

     Upon motion duly made and seconded, the following resolution was unanimously adopted after full discussion:

     "RESOLVED, That the several officers, directors, and agents of this corporation, or any one or more of them, are hereby authorized and empowered on behalf of this corporation: to obtain financing from Deutsche Financial Services Corporation ("DFS"), in such amounts and on such terms as such officers, directors or agents deem proper; to enter into financing, security, pledge and other agreements with DFS relating to the terms upon which such financing may be obtained and security and/or other credit support is to be furnished by this corporation therefor; from time to time to supplement or amend any such agreements; and from time to time to pledge, assign, mortgage, grant security interests, and otherwise transfer, to DFS as collateral security for any obligations of this corporation to DFS, whenever and however arising, any assets of this corporation, whether now owned or hereafter acquired; the Board of Directors hereby ratifying, approving and confirming all that any of said officers, directors or agents have done or may do with respect to the foregoing."

     IN WITNESS WHEREOF, I have executed and affixed the seal of the corporation on the date stated below.



Dated: Aug  17          1995                     /s/ Michael B. Perrine
      ----------------,                   -------------------------------------
                                                 (Assistant) Secretary


                                               Travis Snowden Marine, Inc.
                                          -------------------------------------
                                                      Corporate Name



(NO SEAL)

                     SECRETARY'S CERTIFICATE OF RESOLUTION

     I certify that I am the Secretary or Assistant Secretary of the corporation named below, and that the following completely and accurately sets forth certain resolutions of the Board of Directors of the corporation adopted at a special meeting thereof held on due notice (and with shareholder approval, if required by law), at which meeting there was present a quorum authorized to transact the business described below, and that the proceedings of the meeting were in accordance with the certificate of incorporation, charter and by-laws of the corporation, and that they have not been revoked, annulled or amended in any manner whatsoever.

     Upon motion duly made and seconded, the following resolution was unanimously adopted after full discussion:

     "RESOLVED, That the several officers, directors, and agents of this corporation, or any one or more of them, are hereby authorized and empowered on behalf of this corporation: to obtain financing from Deutsche Financial Services Corporation ("DFS"), in such amounts and on such terms as such officers, directors or agents deem proper; to enter into financing, security, pledge and other agreements with DFS relating to the terms upon which such financing may be obtained and security and/or other credit support is to be furnished by this corporation therefor; from time to time to supplement or amend any such agreements; and from time to time to pledge, assign, mortgage, grant security interests, and otherwise transfer, to DFS as collateral security for any obligations of this corporation to DFS, whenever and however arising, any assets of this corporation, whether now owned or hereafter acquired; the Board of Directors hereby ratifying, approving and confirming all that any of said officers, directors or agents have done or may do with respect to the foregoing."

     IN WITNESS WHEREOF, I have executed and affixed the seal of the corporation on the date stated below.



Dated: Aug  17          1995                     /s/ Michael B. Perrine
      ----------------,                   -------------------------------------
                                                 (Assistant) Secretary


                                          Travis Boating Center Arlington, Inc.
                                          -------------------------------------
                                                      Corporate Name



(NO SEAL)

                AMENDMENT TO AGREEMENT FOR WHOLESALE FINANCING


     This Amendment is hereby made to the Agreement for Wholesale Financing executed on the 17th day of August , 1995, ("Agreement") by and between Deutsche Financial Services Corporation, Travis Boating Center, Arlington, Inc., Travis Boats & Motors, Inc., Travis Snowden Marine, Inc., Falcon Marine Abilene, Inc., Falcon Marine, Inc., and Travis Boating Center Beaumont, Inc. (individually and collectively referred to as "Dealer") to Deutsche Financial Services Corporation ("DFS").

     For good and valuable consideration, DFS, and Dealer hereby agree that the Agreement is amended to add TBC Arkansas, Inc. as a party to the Agreement. By signing this Amendment, TBC Arkansas, Inc. agrees to be a party to the Agreement as a Dealer, and further agrees to be bound and obligated to all of the terms of the Agreement which includes, but is not limited to, the grant of a security interest to DFS in all Collateral of TBC Arkansas, Inc. and to perform all of the duties of a Dealer under the Agreement, to the same extent as if it had been one of the original parties to the Agreement.

     All other terms of the Agreement, to the extent consistent with the foregoing, are hereby ratified and will continue to remain in full force and are effect.


     IN WITNESS WHEREOF, the authorized representatives of DFS, Dealer and TBC Arkansas, Inc. have executed this Amendment on this 22 day of September, 1995.


                                        TBC ARKANSAS, INC.

                                        By:    Michael B. Perrine
                                            ---------------------------
                                        Title: CFO, TREASURER
                                              -------------------------

ATTEST:

[SIGNATURE ILLEGIBLE]
- ---------------------------------
(Assistant Secretary)

                                        TRAVIS BOATING CENTER, ARLINGTON, INC.

                                        By:    Michael B. Perrine
                                            ---------------------------
                                        Title: CFO, TREASURER
                                              -------------------------

ATTEST:

[SIGNATURE ILLEGIBLE]
- ---------------------------------
(Assistant Secretary)

                                        TRAVIS BOATS & MOTORS, INC.

                                        By:    Michael B. Perrine
                                            ---------------------------
                                        Title: CFO, TREASURER
                                              -------------------------

ATTEST:

[SIGNATURE ILLEGIBLE]
- ---------------------------------
(Assistant Secretary)



                                        TRAVIS SNOWDEN MARINE, INC.

                                        By:    Michael B. Perrine
                                            ---------------------------
                                        Title: CFO, TREASURER
                                              -------------------------

ATTEST:

[SIGNATURE ILLEGIBLE]
- ---------------------------------
(Assistant Secretary)



                                        FALCON MARINE ABILENE, INC.

                                        By:    Michael B. Perrine
                                            ---------------------------
                                        Title: CFO, TREASURER
                                              -------------------------

ATTEST:

[SIGNATURE ILLEGIBLE]
- ---------------------------------
(Assistant Secretary)



                                        FALCON MARINE, INC.

                                        By:    Michael B. Perrine
                                            ---------------------------
                                        Title: CFO, TREASURER
                                              -------------------------

ATTEST:

[SIGNATURE ILLEGIBLE]
- ---------------------------------
(Assistant Secretary)



                                        TRAVIS BOATING CENTER BEAUMONT, INC.

                                        By:    Michael B. Perrine
                                            ---------------------------
                                        Title: CFO, TREASURER
                                              -------------------------

ATTEST:

[SIGNATURE ILLEGIBLE]
- ---------------------------------
(Assistant Secretary)


                                        DEUTSCHE FINANCIAL SERVICES CORPORATION

                                        By: ___________________________
                                        Title: ________________________